Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 2004

                          JOS. A. BANK CLOTHIERS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                 36-3189198
                 --------                                 ----------
         (State of Incorporation)         (I.R.S. Employer Identification No.)

      500 Hanover Pike, Hampstead, MD                       21074
      -------------------------------                       -----
      (Address of principal executive offices)            (zip code)

                                 (410) 239-2700
                                 --------------
              (Registrant's telephone number, including area code)


ITEM 8.01. Other Events

On or about April 22, 2004, Jos. A. Bank Clothiers, Inc. (the "Company") received a subpoena from the New York State Attorney General requiring the production of certain documents relating to the Company's advertising and in-store promotions in New York. The Attorney General undertook an investigation and made certain findings in connection therewith. Without admitting to the Attorney General's findings or to any violation of law, the Company entered into an agreement with the Attorney General to comply with applicable law regarding its advertising practices in New York and to pay the amount of $475,000. The Company previously recorded a loss contingency in this amount as a general and administrative expense in its Statement of Income for the three months ended July 31, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Jos. A. Bank Clothiers, Inc.
                                            (Registrant)

                                            By: /s/ Robert N. Wildrick
                                            ------------------------------------
                                            Robert N. Wildrick
                                            Chief Executive Officer and Director



Dated: September 15, 2004